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                    151 Farmington Avenue       SUSAN E. BRYANT
                    Hartford, CT  06156         Counsel
                                                Law and Regulatory Affairs, RC4A
                                                (860) 273-7834
                                                Fax:  (860) 273-8340


October 16,1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  Filing Desk

       Re:  Variable Annuity Account C of Aetna Life Insurance and Annuity
            Company
            Post-Effective Amendment No.7 to the Registration Statement on Form N-4
            FILE NOS. 33-91846 AND 811-2513

Gentlemen:

As Counsel of Aetna Life Insurance and Annuity Company (the "Company"), I hereby consent to the use of my opinion dated February 28, 1996 (incorporated herein by reference to the 24f-2 Notice for the fiscal year ended December
31, 1995 filed on behalf of Variable Annuity Account C of Aetna Life
Insurance and Annuity Company on February 29, 1996) as an exhibit to this Post-Effective Amendment No.7 to the Registration Statement on Form N-4 (File No. 33-91846) and to my being named under the caption "Legal Matters" therein.

Very truly yours,


/s/ Susan E. Bryant
-----------------------
Susan E. Bryant
Counsel
Aetna Life Insurance and Annuity Company


____________________

* Pursuant to Rule 429(a) under the Securities Act of 1933, the Registrant has included a combined prospectus under this Registration Statement which includes all the information that would currently be required in a prospectus relating to the securities covered by the following earlier Registration Statement: 33-75976.